UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2008

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West San Fernando Street, San Jose, California  95113
717 Texas Avenue, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (408) 995-5115

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously announced, pursuant to the Sixth Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (the “Plan”) of Calpine Corporation (“Calpine”), upon Calpine’s emergence from Chapter 11 bankruptcy, each share of Calpine’s common stock outstanding immediately prior to the Effective Date (the “Old Common Stock”) was canceled.  Under the terms of the Plan, holders of such canceled shares are to be issued Series A Warrants (the “Warrants”). On February 15, 2008, Calpine entered into a Warrant Agreement (the “Warrant Agreement”) between Calpine, Computershare, Inc. and Computershare Trust Company, N.A, as warrant agent.  Under the terms of the Warrant Agreement, Calpine may issue Warrants to purchase up to 48,500,000 shares of reorganized Calpine Corporation common stock, $0.001 par value per share (the “New Common Stock”).  Subject to certain adjustments, each Warrant entitles the holder to purchase one share of New Common Stock at an exercise price of $23.88 per share.  The Warrants will expire at 5:00 p.m. New York City time on August 25, 2008.  Cashless exercises of the Warrants will not be permitted.  Computershare, Inc. and Computershare Trust Company, N.A. will act as registrar and warrant agent for the Warrants.

Pursuant to the Plan, the Warrants will be distributed to the holders of the Old Common Stock pro rata based on the number of shares of Old Common Stock held (fractional warrants will not be issued).  Both Warrants and the underlying New Common Stock will be exempt from registration pursuant to Section 1145 of the Bankruptcy Code.

This description of the Warrant Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 4.1 and is incorporated into this Item 1.01 by reference.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

 Exhibits

Exhibit	Description

4.1	Series A Warrant Agreement, dated February 15, 2008, among the Company, Computershare Inc. and Computershare Trust Company, N.A., as warrant agent, including form of warrants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Senior Vice President and
Chief Accounting Officer

Date: February 21, 2008

EXHIBIT INDEX

Exhibit	Description

4.1	Series A Warrant Agreement, dated February 15, 2008, among the Company, Computershare Inc. and Computershare Trust Company, N.A., as warrant agent, including form of warrants

4